UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TDX INDEPENDENCE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Reminder Notice

TDX INDEPENDENCE FUNDS, INC.

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of the TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund and TDX Independence 2040 Exchange-Traded Fund. We are sending you this notice because we have not yet received your vote. The Meeting is scheduled for October 20, 2010.

To cast your vote now, please use one of the following voting methods.

1.	Vote electronically using the website https://east.proxyvote.com/pv/web.do

2.	By touchtone phone by calling the toll-free number on your voting instruction form and follow the recorded instructions.

3.	By mail by returning your executed voting instruction form in the envelope provided.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS.

The matters you are being asked to vote on are: 1) the approval of a new investment advisory agreement between DBX Strategic Advisors LLC, and the Company, on behalf of the Funds, and; 2) the approval of a new sub-advisory agreement between DBX Strategic Advisors LLC and TDAM USA Inc.; and 3) the election of directors to the Board of Directors of the Company (the “Board”).

The Board of Directors recommends that you vote FOR each proposal described in the proxy material.

Remember, your vote counts. Please vote today.

Reminder Notice

TDX INDEPENDENCE FUNDS, INC.

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of the TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund and TDX Independence 2040 Exchange-Traded Fund. We are sending you this notice because we have not yet received your vote. The Meeting is scheduled for October 20, 2010.

To cast your vote now, please use one of the following voting methods.

1.	Please call the proxy soliciting agent toll-free at 1-866-905-8159 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	Vote electronically using the website https://east.proxyvote.com/pv/web.do

3.	By touchtone phone by calling the toll-free number on your voting instruction form and follow the recorded instructions.

4.	By mail by returning your executed voting instruction form in the envelope provided.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The matters you are being asked to vote on are: 1) the approval of a new investment advisory agreement between DBX Strategic Advisors LLC, and the Company, on behalf of the Funds, and; 2) the approval of a new sub-advisory agreement between DBX Strategic Advisors LLC and TDAM USA Inc.; and 3) the election of directors to the Board of Directors of the Company (the “Board”).

The Board of Directors recommends that you vote FOR each proposal described in the proxy material.

Remember, your vote counts. Please vote today.